Exhibit 10.12

# SETTLEMENT AGREEMENT AND RELEASE

This Settlement Agreement and Release (this "Agreement"), dated as of September 25, 2003, is entered into by In Store Media Systems, Inc. ("ISMSI"), Derrick Bushman ("Bushman"), In Store Capital, LLC ("ISC"), Sun Capital, LLC ("Sun") and Meridian Capital, LLC ("Meridian"). Bushman, ISC, Sun and Meridian are collectively referred to herein as the "Bushman Group." ISMSI and the Bushman Group are collectively referred to herein as the "Parties."

In consideration for entering into this Agreement and in consideration for the promises and respective releases set forth below, the Parties agree as follows:

1. Mutual Release. The Parties, for themselves and their predecessors, successors, assigns, stockholders (past and present), officers (past and present), directors (past and present), affiliates, heirs, employees, family members, and agents (the "Releasing Parties"), each hereby release each other and their respective predecessors, successors, assigns, stockholders (past and present), officers (past and present), directors (past and present), affiliates, heirs, employees, family members, and agents (the "Released Parties") from any and all claims existing between the Bushman Group, on the one hand, and ISMSI, on the other hand, on or prior to the date hereof, known or unknown, relating to ISMSI, including but not limited to any claims by the Bushman Group under the December 1, 2001 Agreement for the Purchase and Sale of Stock (collectively, the "Released Claims") except for the following claims filed in the ISMSI bankruptcy (i) the Proof of Claim dated May 25, 2003 in the amount of $232,485.25 filed by ISC and (ii) the Proof of Claim dated June 5, 2003 filed by ISC (collectively, the "Excluded Claims").

2. Indemnification. The Bushman Group and ISMSI agree to indemnify and hold the Released Parties harmless from and against any and all liabilities, losses, damages, expenses and charges, including but not limited to actions, claims, judgments, penalties, attorneys' fees and costs of suit, brought by any person or entity in connection with a Released Claim, provided however that the indemnified party gives the indemnifying party prompt notice of the claim and the opportunity (but not the obligation) to assume the defense of the indemnified claim.

3. Mutual Release by Certain Individuals and Bushman Group. Ronald Anderegg, Douglas Croxall, Michael Mozer, Erich Spangenberg and Donald Uhl (each a "Director") and the Bushman Group each hereby release each other and their respective predecessors, successors, assigns, stockholders (past and present), officers (past and present), directors (past and present), affiliates, heirs, employees, family members, and agents from any and all claims existing between the Bushman Group, on the one hand, and any Director, on the other hand, on or prior to the Effective Date hereof, known or unknown, relating to ISMSI, including the Released Claims, but excluding the Excluded Claims.

4. Claims against Babo, Cary, Dixon, McCreary and LGS. Notwithstanding anything to the contrary contained herein, including the releases contained in paragraphs 1 and 3 above, nothing herein shall be construed as releasing any claims that ISMSI, its officers, directors, affiliates or stockholders or any other person or entity, may have against James Babo, Elton Cary, Merritt Dixon, James McCreary or Let's Go Shopping, Inc. and its and their shareholders, officers, directors, heirs and family members, including but not limited to the claims made or that may be made in the adversarial bankruptcy proceeding currently pending in the United States Bankruptcy Court for the District of Colorado as Adversary Pro. No. 03-1293 ABC (the "LGS Lawsuit").

5. Representations of the Bushman Group. The Bushman Group hereby represents and warrants that: (1) no member of the Bushman Group has assigned, transferred, pledged or otherwise encumbered in any form or fashion the Released Claims or its right to any of the claims or interest identified therein; and (2) other than the Released Claims and the Excluded Claims, as of the Effective Date of this Agreement, no member of the Bushman Group has any claims or interests in or against ISMSI, or its shareholders, officers, directors, affiliates, or assigns (collectively, "Other ISMSI Claims and Interests"). To the extent any Other ISMSI Claims and Interests exist or are discovered, the Bushman Group shall promptly cause all such Other ISMSI Claims and Interests to be transferred to ISMSI without the payment of any additional consideration.

6. No Use of Name. The Bushman Group agrees that as of the Effective Date of this Agreement (i) ISC will no longer conduct business under the name "In Store Capital, LLC" or a name containing the phrase "In Store Media" or any confusingly similar phrase and (ii) no member of the Bushman Group will conduct business using the name "In Store Media" or any confusingly similar phrase. ISC further agrees (as does each other member of the Bushman Group that may currently be doing business under or otherwise using the name "In Store Media" or any confusingly similar phrase) that within 10 days of the Effective Date of this Agreement, it shall amend its articles of incorporation (or other organic instrument) and shall file any necessary documents with the applicable Secretary of State (or other appropriate authority) to record the change of name and otherwise discontinue any further use of such name. Nothing herein prohibits ISC from using the initials "ISC" for its name.

7. Cooperation. Bushman and ISC shall reasonably and timely cooperate with ISMSI in connection with the LGS Lawsuit. Such reasonable cooperation shall include but is not

necessarily limited to: (i) providing truthful and complete information as reasonably requested by counsel for ISMSI in a telephone interview by counsel with ISMSI to be scheduled immediately following the execution of this Agreement; (ii) if reasonably requested by ISMSI, meeting with counsel for ISMSI upon arrangement of a mutually agreeable time and location; (iii) allowing ISMSI to review non-privileged documents in the possession, custody or control of the Bushman Group relating to the LGS litigation and (iv) if requested by ISMSI, testify at trial in the LGS Lawsuit. Nothing herein shall restrict or preclude any member of the Bushman Group from, or otherwise influence any member of the Bushman Group in, testifying truthfully as required by law. ISMSI shall pay, on terms acceptable to Bushman, the Bushman Group and ISC, all out of pocket travel, lodging, meal and similar costs and expenses (excluding fees of counsel) reasonably incurred by ISC, Bushman or the Bushman Group pursuant to this paragraph.

8. Non-Disparagement. The Bushman Group on the one hand and ISMSI on the other hand agree that they will not, either directly or indirectly through any affiliate, agent or other person, make any disparaging or derogatory verbal or written statements whatsoever in public or private regarding each other, the LGS Lawsuit, or any aspect of their respective businesses. Nothing herein shall restrict or preclude any Party, or otherwise influence any Party in, speaking or testifying truthfully.

9. No Liability. The Parties expressly acknowledge and stipulate that nothing in this Agreement shall be construed as an admission of any wrongdoing, fault, violation of law or liability of any kind by any Party or signatory to this Agreement.

10. Authority To Execute Agreement. The individuals signing this Agreement and the Parties represent and warrant that they have full and complete authority and authorization to execute and effect this Agreement and to take or cause to be taken all acts contemplated by this Agreement. Each Party represents and warrants that they own and have not assigned, sold, transferred, or otherwise disposed of any claim or any interest in any Released Claims or Other ISMSI Claims and Interests.

11. Entire Agreement; Miscellaneous. This Agreement constitutes the entire agreement between the Parties and supersedes any and all prior or contemporaneous agreements or representations, written or oral, between the Parties concerning the subject matter of this Agreement. This Agreement may not be modified or amended except in writing. The Parties shall execute and deliver such additional documentation and take other reasonable actions to fully implement and effect the terms of this Agreement without the payment of any additional consideration. Headings to the various Sections have been inserted for convenience of reference only. Any disputes relating to this Agreement shall be exclusively resolved by (i) a Minnesota state or federal court sitting in Minneapolis, Minnesota, if the claim is brought by ISMSI or a Director and (ii) a Colorado state or federal court sitting in Denver, Colorado, if the claim is brought by any member of the Bushman Group. In any legal action brought relating to this Agreement, the prevailing party shall be entitled to (and the court shall grant such party) the recovery of all fees of counsel incurred in connection with such action.

12. Effective Date. The terms of this Agreement shall be effective on the date of the entry of a final non-appealable order by the ISMSI Bankruptcy Court approving this Agreement (such date being referred to herein as the "Effective Date"). The Parties and each of the signatories hereto agree to use their best efforts to cause the Effective Date promptly to occur,

including, in the case of ISMSI, by causing an appropriate motion to be filed with the ISMSI Bankruptcy Court within 5 business days of the date of this Agreement, with a hearing to be scheduled for the earliest date practical. Notwithstanding the foregoing, Paragraph 7 of this Agreement shall go into effect immediately provided ISMSI performs in accordance with Paragraphs 7 and 12 hereof.

**IN STORE MEDIA SYSTEMS, INC.**

By: [signature]
Erich Spangenberg

Title: CEO

Date: 25 Sept 03

**IN STORE CAPITAL, LLC**

By: ______________________
Derrick Bushman

Title: ______________________

Date: ______________________

**SUN CAPITAL, LLC**

By: ______________________
Duly Authorized

Title: ______________________

Date: ______________________

**MERIDIAN CAPITAL, LLC**

By: ______________________
Duly Authorized

Title: ______________________

Date: ______________________

**DERRICK BUSHMAN**

______________________
Derrick Bushman

The following individuals execute this Agreement with respect to the provisions of Sections 3, 4, 8, 9, 10, 11 and 12.

__________________________
Ron Anderegg

__________________________
Douglas Croxall

__________________________
Donald Uhl

__________________________
Michael Mozer

__________________________
Erich Spangenberg

The following individuals execute this Agreement with respect to the provisions of Sections 3, 4, 8, 9, 10, 11 and 12.

______________________________
Ron Anderegg

______________________________
Douglas Croxall

______________________________
Donald Uhl

______________________________
Michael Mozer

______________________________
Erich Spangenberg

The following individuals execute this Agreement with respect to the provisions of Sections 3, 4, 8, 9, 10, 11 and 12.

______________________________

Ron Anderegg

______________________________

Douglas Croxall

/s/ Donald P. Uhl

Donald Uhl

______________________________

Michael Mozer

______________________________

Erich Spangenberg

The following individuals execute this Agreement with respect to the provisions of Sections 3, 4, 8, 9, 10, 11 and 12.

______________________________
Ron Anderegg

______________________________
Douglas Croxall

______________________________
Donald Uhl

/s/ Michael Mozer
Michael Mozer

______________________________
Erich Spangenberg

The following individuals execute this Agreement with respect to the provisions of Sections 3, 4, 8, 9, 10, 11 and 12.

____________________________
Ron Anderegg

____________________________
Douglas Croxall

____________________________
Donald Uhl

____________________________
Michael Mozer

____________________________
Erich Spangenberg

including, in the case of ISMSI, by causing an appropriate motion to be filed with the ISMSI Bankruptcy Court within 5 business days of the date of this Agreement, with a hearing to be scheduled for the earliest date practical. Notwithstanding the foregoing, Paragraph 7 of this Agreement shall go into effect immediately provided ISMSI performs in accordance with Paragraphs 7 and 12 hereof.

**IN STORE MEDIA SYSTEMS, INC.**

By: ______________________
Erich Spangenberg

Title: ______________________

Date: ______________________

**IN STORE CAPITAL, LLC**

By: [signature]
Derrick Bushman

Title: MEMBER

Date: 9/25/03

**SUN CAPITAL, LLC**

By: [signature]
Duly Authorized

Title: MEMBER

Date: 9/25/03

**MERIDIAN CAPITAL, LLC**

By: ______________________
Duly Authorized

Title: ______________________

Date: ______________________

**DERRICK BUSHMAN**

[signature]
Derrick Bushman
9/25/03